

Omnicare

JP Morgan 32nd Annual Healthcare Conference

January 14th, 2014

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to update such forward-looking statements to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Omnicare

John Workman

Chief Executive Officer

Omnicare

Overview

Omnicare's Primary Businesses

Two Distinct Segments Broaden Market Opportunities

	Long-Term Care Group	Specialty Care Group
Business Overview	Institutional pharmacy	Specialty pharmaceutical services
Customers	Skilled nursing, assisted living, other chronic care settings	Patients, providers, care-givers, nurses, physicians, manufacturers
Market Position	Industry leader	Varies by operating platform
Revenues(1)	$4.9B	$1.3B

1. Revenues for the trailing four quarters ended September 30, 2013.

Omnicare

Omnicare's Primary Businesses

Broad Reach Across the Pharmaceutical Channel

	Long-Term Care Group	Specialty Care Group
Patient Population	0 – 100+ Years Age 65+	0 – 100+ Years All Ages
Predominant Product Type	Generic Drugs	Branded Drugs
Length of Service per Patient	Typically 2 Years or Less	0 to 20+ Years

Well positioned across both businesses to capitalize on certain key market dynamics

Omnicare

Market Dynamics

Market Dynamics – Long-Term Care

Aging Population Shaping US Healthcare System[1]



425,000,000
400,000,000
375,000,000
350,000,000
325,000,000
300,000,000
275,000,000
250,000,000
U.S. Population
Aged 85+
Aged 65-84
Under 65
2013
2016
2019
2022
2025
2028
2031
2034
2037
2040
2043
2046
2049

Seniors' utilization of pharmaceuticals is more than **three times higher** than the general population[2]

1. *U.S. Census Bureau*
2. *IMS – The Use of Medicines in the United States: Review of 2012 (May 2013)*

Omnicare

Market Dynamics – Long-Term Care

Patent Expirations Driving Increased Availability of Generic Drugs



Annual US Branded Drug Sales Lost to Patent Expiration(1)(2)
$40B
$35B
$30B
$25B
$20B
$15B
$10B
$5B
$0B
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
2006
2007
2008
2009
2010
2011
2012
2013F
2014F
2015F
2016F
2017F
Annual Sales Lost to Patent Expiration
Generic Dispensing Rate

Omnicare has benefitted from the increased availability of generic drugs; scale position has influenced efficient sourcing and distribution strategies

1. *US Branded Sales Lost to Patent Expiration Source: EPVantage*
2. *US Generic Dispensing Rate Forecast Source: IMS Health*

Omnicare

Market Dynamics

Slowing Rate of Growth in Healthcare Costs



YOY Change in Healthcare Costs(1)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
2006
2007
2008
2009
2010
2011
2012
YTD Nov. 2013
Medical Care
Prescription Drugs

As new, low-cost generic drugs have entered the market, the rate of spend on pharmaceutical drugs has decreased as has the overall healthcare cost trend

1. *Source: Bureau of Labor Statistics: Consumer Price Index data*

Omnicare

Market Dynamics – Specialty Care

Innovative Specialty Products Fueling Product Development(1)



FDA New Drug Approvals
40
35
30
25
20
15
10
5
0
64.0%
56.0%
48.0%
40.0%
32.0%
24.0%
16.0%
8.0%
0.0%
-8.0%
33.3%
38.5%
55.6%
60.0%
59.5%
52.9%
16
8
16
10
12
15
12
18
15
22
16
18
2008
2009
2010
2011
2012
2013E
Specialty Drugs
Tradtional NMEs
% Specialty Drugs

Growth in specialty drug launches expected to continue with **more than 900 specialty products in the pipeline**(1) (400+ late-stage development)

1. *Sources: EvaluatePharma®: Surveying Tomorrow's BioPharma Landscape – June 2012; Specialty Pharmacy Times; EvaluatePharma®: FDA Approval Rates – Niche Products Driving Record Success – November 2013*

Omnicare

Market Dynamics – Specialty Care

Trends in Pharma Outsourcing



% Change in Pharma Outsourcing Expected During Next Year(1)
100%
80%
60%
40%
20%
0%
34%
22%
44%
23%
28%
49%
24%
25%
51%
21%
28%
51%
2010
2011
2012
2013E
Increase
No Change
Decrease

Pharma outsourcing increasing due to industry consolidation and manufacturers' increased focus on agility, core competencies

1. *Sources: 2012 Contract Pharma Outsourcing Survey (2012, 2011, 2010)*

Omnicare

Omnicare's Evolution

Omnicare's Evolution

Significant Shift in Approach Began in 2010

Acquisition Focus		Redefined Company Culture, Shift in Capital Allocation Strategy		Structural Enhancements to Operations
2009	2010	2011	2012	2013

Three Key Priorities:

- Organic Growth in LTC
- Continue momentum in SCG
- Capital Allocation to Build Value

By investing in its own underlying operational foundation, the company has purged its dependency on acquisitions while freeing up capital for shareholder return

Omnicare

Omnicare's Evolution

Focus on Three Priorities – Retrospective Review

2012 Priorities	Results	
Consistent organic growth in our Long-Term Care Group	Three consecutive quarters of net bed growth (2Q13-4Q13)	✓
Continue growth momentum in our Specialty Care Group	30% SCG revenue increase ($361M vs. $278M)[1]	✓
Efficient allocation of capital	186% increase in dividend, $501M in share repurchases[2]	✓

1. *3Q13 SCG revenues as compared with 2Q12 SCG revenues*
2. *2Q12 through December 5, 2013*

Omnicare

Omnicare's Evolving Financial Picture

Cash-Based EPS More Reflective of Robust Cash Flows



Quarterly Results
(per share)
Adjusted earnings per diluted share
CFFO per Diluted Share(1)
Adjusted EPS(2)
Cash-Based Adjustments(3)
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
$0.53
$0.51
$0.51
$0.50
$0.54
$0.58
$0.81
$0.63
$0.18
$0.83
$0.63
$0.20
$0.86
$0.65
$0.21
$0.86
$0.65
$0.21
$0.90
$0.69
$0.20
$0.90
$0.71
$0.20
$0.91
$0.70
$0.21
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Shift to cash-based EPS reporting

1. A reconciliation for the calculation of cash flow from operations (CFFO) per diluted share is available at Appendix Exhibit 7.
2. Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.
3. A reconciliation of cash-based adjustments is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Omnicare's Evolving Financial Picture

Shift in Strategy Toward Allocating Capital



Capital Allocated Toward Acquisitions
vs. Returning Capital to Shareholders
100%
80%
60%
40%
20%
0%
45%
6%
50%
54%
7%
39%
83%
10%
7%
84%
16%
2010
2011
2012
2013 YTD
Acquisitions
Dividends
Share Repurchases

Since the start of 2010, Omnicare has increased its quarterly dividend over 700% while reducing net shares outstanding by 6.5M shares (15.7M shares on a gross basis)

Omnicare's Evolving Financial Picture

Improving Return on Equity (ROE)



Return on Equity 3 Year Trend(1)
Book Value of Equity
$4,000M
$3,750M
$3,500M
$3,250M
$3,000M
14%
12%
10%
8%
6%
ROE
9.2%
8.8%
10.3%
11.3%
2010
2011
2012
TTM 9/30/13
Book Value of Equity (Avg.)
Return on Equity (ROE)

Improved profitability coupled with returning capital to shareholders in the form of share repurchases has driven a steady improvement in return on equity

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Omnicare's Evolving Financial Picture
Outpaced Growth from Specialty Care Group


Revenue Mix
100%
80%
60%
40%
20%
0%
89%
86%
81%
77%
11%
14%
19%
23%
3Q10
3Q11
3Q12
3Q13
Specialty Care Group
Long-Term Care Group


Adjusted Operating Income Mix(1)(2)
100%
80%
60%
40%
20%
0%
90%
88%
87%
84%
10%
12%
13%
16%
3Q10
3Q11
3Q12
3Q13
Specialty Care Group
Long-Term Care Group

Since its formation in 2010, the Specialty Care Group has steadily increased its contribution toward the company's total revenues and adjusted operating income

1. *Graph excludes Corporate/Other segment results.*
2. *Segment results exclude special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Omnicare

Nitin Sahney

President & Chief Operating Officer

Operational Repositioning

Multi-Phased Operating Plan

Operational Infrastructure Foundational to Strategic Execution

Phase 1 | **Phase 2** | **Phase 3**

2Q12 | 3Q12 | 4Q12 | 1Q13 | 2Q13 | 3Q13 | 4Q13

Phase 1

- Business assessment, operational evaluation
- Initiation of multi-phased operating plan for LTC
- Key executive changes
- Initial LTC organizational realignment

Phase 2

- Development of transformational sales strategy
- Redeployment of sales resources
- Implementation of sales tools (targeting, go-to-market messaging)
- Deployment of inside sales force
- Centralization strategy for certain key operating and support functions
- LTC structural enhancement to operations

Phase 3

- Ongoing operational evaluation, identification of delivery model optimization
- Improved coordination between operations and account management
- Create greater segmentation and differentiation between LTC operating platforms (SNF, ALF)

Omnicare

Multi-Phased Operating Plan

Results Reflect Improved Selling Effectiveness in Long-Term Care

Quarterly Organic Sales – Long-Term Care Bed Additions


3Q12
4Q12
1Q13
2Q13
3Q13

Performance of sales organization reflects **benefits of new strategy**; 48% increase in new bed additions for 3Q YTD

Omnicare

Multi-Phased Operating Plan

Long-Term Care Customer Experience Improving



Long-Term Care Retention Rate & Controllable Bed Losses(1)
Annualized Retention Rate
Controllable Bed Losses
87.6%
93.8%
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
Controllable Losses
Retention Rate(2)

Reduction in controllable losses an indication of **enhanced service levels**; controllable losses for 3Q13 YTD are 45% lower than 3Q12 YTD

1. *Measured in number of beds; customer retention rate is annualized.*
2. *Retention rate includes all controllable and uncontrollable bed losses.*

Omnicare

Multi-Phased Operating Plan

Pathway to Achieving Sustainable Volume Growth



Quarterly Net Organic Bed Growth Trend
(23,759)
(8,637)
(10,609)
(10,264)
(1,257)
698
2,001
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

Sales and retention initiatives have resulted in **consecutive quarters of net bed growth** following an average annualized net bed loss of 4.4% in preceding five quarters

Omnicare

Multi-Phased Operating Plan

Growing the Pipeline for Continuing Robust Specialty Care Growth



SCG RFP Opportunities and Results
Total RFP Opportunities
100
75
50
25
0
2011
2012
2013
RFP Losses
RFP Wins
Opportunities Pending

Investments in sales and marketing areas have ensured continued strength in specialty pharmacy and fee-for-service platforms

Strategic Execution

Long-Term Care

Navigating Through the Senior Care Continuum

Traditional Senior Care Lifecycle →

	Residential – Home Aide	Independent Living	Assisted Living	Memory Care	Skilled Nursing
Pharmacy Choice	Consumer Driven			Institutionally Driven	
Omnicare Strategy	Differentiated Approach (Build on ALF Refinement)		Differentiated Approach	Traditional Institutional Pharmacy Services	
Current Status	New Platform Opportunity (Plan Not Yet Developed)		Optimization Ongoing	Operational Optimization Ongoing	

← Omnicare's Pathway Through Senior Care Continuum

Omnicare

Specialty Care

Providing Solutions for Complicated Therapeutic Categories



Steps to Increase Access to Complex Therapies
Brand Support Services
Patient Support Services
Supply Chain Solutions
Specialty Pharmacy
Economic Model
Fee-for-Service
Buy/Sell
Omnicare Strategy
Fully Integrated, A La Carte
Manufacturer-Focused, Patient-Centric
Current Status
Operational Optimization Ongoing,
Pipeline Conversion Underway
Therapeutic Category Expansion
Omnicare's Suite of Services

Omnicare

Accelerating Omnicare's Value Creation

Drivers of Six Growth Platforms

Six Growth Platforms

Growth Drivers	Brand Support Services	Patient Support Services	Supply Chain Solutions	Specialty Pharmacy	Assisted Living	Skilled Nursing
	Drug Development Pipeline Weighted Toward Specialty Products			Limited Distribution Networks	Increase Penetration	Regain Market Share
	Increasing Competition in Specialty Therapeutic Categories Increases Demand for Services			Expand Therapeutic Categories	Gain Market Share	
				Grow With Market	Grow With Market	

Enterprise-Wide Synergies:

- Operational
- Scale
- Unique Market Position
- Technology/Automation

Each platform offers attractive long-term growth opportunities

Omnicare

Accelerating Omnicare's Value Creation

Focus on Operational Excellence, Strategic Execution


Value Creation
Capital Deployment
Strategic Execution
Operational Infrastructure Enhancement
Skilled Nursing Pharmacy
Assisted Living Pharmacy
Brand Support Services
Supply Chain Solutions
Patient Support Services
Specialty Pharmacy
Six Growth Platforms
Long-Term Care Group
Specialty Care Group
Two Segments
Region 1
Region 4
Region 7
Region 10
Region 2
Region 5
Region 8
Region 11
Region 3
Region 6
Region 9
Region 12
excelleRx
Advanced Care Scripts
RxCrossroads
PBM Plus
Disparate Operations
Structural Evolution

Omnicare



Omnicare

JP Morgan 32nd Annual Healthcare Conference

January 14th, 2014

Omnicare

Appendix

Exhibit 1 – Financial Performance

Forward-Looking Major Drivers[1]

Major Drivers	2013	2014	2015
• Volume Growth – Long-Term Care	Neutral	Positive	Positive
• Volume Growth – Specialty Care Group	Positive	Positive	Positive
• Brand-to-generic	Neutral	Neutral	Positive
• Brand Drug Inflation	Positive	Positive	Positive
• Reimbursement	Negative	Negative	Negative
• Hospice Pharmacy	Negative	Negative	Neutral
• Standardization Initiatives	Positive	Positive	Positive
• Dilution from Convertible Debentures	Negative	Negative	Negative
• Cash-based EPS Adjustments	Neutral	Negative	Positive
• Capital Deployment	Positive	Positive	Positive

1. *Information on this slide is not intended to represent the company's financial guidance for 2014 and 2015*

Omnicare

Exhibit 2 – Omnicare's Primary Business

By the Numbers


LTM 9/30/13 Revenue(1)
$4,879.6M
$1,324.3M
$1.9M
Long Term Care
Specialty Care
Other


LTM 9/30/13 Adjusted Operating Income(1)(2)(3)
-$190.5M
$120.4M
$649.3M
Long Term Care
Specialty Care
Other

While LTC represents majority of operating income, SCG growth has recently outpaced LTC

1. *See Appendix Exhibit 6 for reconciliation of LTM 9/30/13 segment results.*
2. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*
3. *Adjusted operating income (EBIT): Represents earnings before interest expense (net of investment income) and income taxes. Omnicare's calculation of EBIT may differ from the calculation of EBIT by others.*

Omnicare

Exhibit 3 – Operating Performance

Five-Quarter Trend *(in millions, except percentage data)*



34.0
32.0
30.0
28.0
26.0
24.0
22.0
20.0
3Q12
4Q12
1Q13
2Q13
3Q13
LTC Presription Dispensed



85%
84%
83%
82%
81%
80%
79%
78%
3Q12
4Q12
1Q13
2Q13
3Q13
Generic Dispense Rate
GDR excl. Short Cycle



$1,700
$1,600
$1,500
$1,400
$1,300
$1,200
3Q12
4Q12
1Q13
2Q13
3Q13
Net Sales



$110
$105
$100
$95
$90
$85
$1.00
$0.95
$0.90
$0.85
$0.80
$0.75
3Q12
4Q12
1Q13
2Q13
3Q13
Adj. Cash Based Net Income
Diluted Cash EPS

Omnicare

Exhibit 4 – Focus on Cash Flow

Cash Flow Drives Substantial Value

- Highly compelling financial attribute is cash flow generation capability
  - High quality of earnings
  - Creates flexibility for capital allocation initiatives



Quarterly Adjusted EBITDA(1) vs. CFFO
(in $ millions)
$250
$200
$150
$100
$50
$0
1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13
Adjusted EBITDA
Cash Flow from Operations

Omnicare has generated **over $1.1 billion** in cash flows from operations during the past two years

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page*

Exhibit 5 – Capital Structure Initiatives



Major Debt Maturity Schedule(1)(2)
(in $ millions)
As of 9/30/10
As of 9/30/13
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Recent actions have reduced refinancing risk by spreading out maturities while also **lowering borrowing costs**

1. *Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of September 30, 2013 and are classified on the balance sheet as current debt.*
2. *Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.*

Omnicare

Exhibit 6 – Segment Reconciliation
Last Twelve Months ("LTM") September 30, 2013

(in thousands)	Q4 2012	Q1 2013	Q2 2013	Q3 2013	LTM Sept. 30, 2013
Long Term Care Segment					
Revenue	$ 1,233,547	$ 1,203,735	$ 1,222,352	$ 1,219,994	$ 4,879,628
Adjusted Operating Income:					
Operating income from continuing operations	149,458	136,732	131,049	6,213	423,452
Special items[1]	12,132	25,371	34,061	154,248	225,812
Adjusted operating income from continuing operations	$ 161,590	$ 162,103	$ 165,110	$ 160,461	$ 649,264
Specialty Care Group Segment					
Revenue	$ 295,784	$ 320,637	$ 347,006	$ 360,847	$ 1,324,274
Adjusted Operating Income:					
Operating income from continuing operations	29,776	30,965	29,887	29,758	120,386
Special items[1]	-	-	-	-	-
Adjusted operating income from continuing operations	$ 29,776	$ 30,965	$ 29,887	$ 29,758	$ 120,386
Corporate/Other					
Revenue	$ 614	$ 631	$ 539	$ 160	$ 1,944
Adjusted Operating Income:					
Operating income from continuing operations	(56,705)	(49,550)	(46,300)	(91,828)	(244,383)
Special items[1]	1,062	1,254	719	50,868	53,903
Adjusted operating income from continuing operations	$ (55,643)	$ (48,296)	$ (45,581)	$ (40,960)	$ (190,480)

1. *Excludes special items. A reconciliation of certain non-GAAP information is available on Omnicare's website under 'Supplemental Financial Data' from the 'Investors' page.*

Omnicare

Exhibit 7 – CFFO per Diluted Share Reconciliation

3Q 2010 – 3Q 2013 (in 000s, except CFFO per diluted share)

Quarter	Adjusted Diluted Share Count	Cash Flow from Operations (CFFO)	CFFO per Diluted Share
Q3 2010	115,554	116,414	$1.01
Q4 2010	114,685	99,754	$0.87
Q1 2011	115,064	143,929	$1.25
Q2 2011	114,701	136,946	$1.19
Q3 2011	114,644	167,066	$1.46
Q4 2011	114,344	101,458	$0.89
Q1 2012	116,500	100,417	$0.86
Q2 2012	113,472	120,198	$1.06
Q3 2012	111,951	196,288	$1.75
Q4 2012	110,074	127,581	$1.16
Q1 2013	107,466	108,895	$1.01
Q2 2013	109,931	153,774	$1.40
Q3 2013	111,460	191,996	$1.72

Omnicare